MEMORANDUM OF CHANGES

                       VAN KAMPEN UNITS TRUSTS, SERIES 984


   The Prospectus filed with Amendment No. 1 of the Registration Statement on Form S-6 has been revised to reflect information regarding the deposit of Van Kampen Unit Trusts, Series 984 on April 22, 2010. An effort has been made to set forth below each of the substantive changes and also to reflect the same by blacklining the marked counterparts of the Prospectus submitted with the Amendment.

   Front Cover Page. The date of the Prospectus has been inserted and the preliminary prospectus disclosure has been removed.

   ETF Diversified Income Portfolio and ETF Diversified Growth Portfolio - Principal Investment Strategy sections. In the fourth paragraph of each Portfolio's Principal Investment Strategy section, the percentage of funds in each Portfolio that are classified as "non-diversified" under the 1940 Act has been provided.

   The "Fee Table," "Example," and "Essential Information" sections have been completed with respect to each Portfolio in the Prospectus.

   The "Portfolio" page and notes thereto have been finalized with respect to each Portfolio in the Prospectus.

   The "Report of Independent Registered Public Accounting Firm" page has been completed.

   The "Statements of Condition" page has been finalized.

   The "Public Offering - General" section has been updated to include each Portfolio's maximum sales charge expressed as a percentage of the aggregate offering price of the securities in a Portfolio.

   The "Portfolio Administration - Sponsor" section, as well as the "Sponsor Information" section in the Information Supplement, have each been revised to include updated disclosure regarding the Sponsor.

   Back Cover Page. The date of the Prospectus has been inserted.